SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund
Small Cap Fund
Small Cap II Fund
Small Mid/Cap Equity Fund
U.S. Equity Factor Allocation Fund
World Select Equity Fund
World Equity Ex-US Fund
(the "Funds")

Supplement Dated July 27, 2021
to the Statement of Additional Information, dated September 30, 2020, as amended on
November 24, 2020, February 2, 2021, February 12, 2021 and July 2, 2021
(the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to revise the Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers for each Fund.

Accordingly, under the section titled "Fund Portfolio Transactions," the rows for the Large Cap Disciplined Equity Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, World Select Equity Fund and World Equity Ex-US Fund in the first table are hereby deleted and replaced with the following:

	Total $ Amount of Brokerage Commissions Paid (000)				Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2018		2019	2020	2018		2019	2020	2020	2020
Large Cap Disciplined Equity Fund	$2,744		$1,981	$1,508	$206		$67	$38	3%	4%
Small Cap Fund	$638		$363	$377	$17		$12	$0	0%	0%
Small Cap II Fund	$687		$545	$584	$31		$43	$5	1%	2%
Small/Mid Cap Equity Fund	$2,438		$2,040	$1,462	$36		$124	$17	1%	8%
U.S. Equity Factor Allocation Fund	$47	††	$216	$155	$20	††	$95	$71	46%	76%
World Select Equity Fund	$1,677	†	$1,032	$5,293	$62	†	$54	$21	3%	4%
World Equity Ex-US Fund	$6,159		$5,750	$8,613	$259		$306	$765	9%	17%

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1351 (7/21)